Summary prospectus

Delaware VIP® Covered Call Strategy Series — Standard Class

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Before you invest, you may want to review the Series’ statutory prospectus (and any supplements thereto), which contains more information about the Series and its risks. You can find the Series’ statutory prospectus and other information about the Series, including its statement of additional information and most recent reports to shareholders, online at delawarefunds.com/vip-literature. You can also get this information at no cost by calling 800 523-1918. The Series’ statutory prospectus and statement of additional information, both dated April 29, 2020 (and any supplements thereto), are incorporated by reference into this summary prospectus.

What is the Series’ investment objective?

Delaware VIP Covered Call Strategy Series seeks long-term capital appreciation.

What are the Series’ fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	Standard
Management fees	0.75%
Distribution and service (12b-1) fees	none
Other expenses	0.48%
Total annual series operating expenses	1.23%
Fee waivers and expense reimbursements	(0.33%)[1]
Total annual series operating expenses after fee waivers and expense reimbursements	0.90%

[1]

The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual series operating expenses from exceeding 0.90% of the Series’ average daily net assets from Oct. 4, 2019 through Oct. 31, 2021. These waivers and reimbursements may only be terminated by agreement of the Manager and the Series.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects

Summary prospectus

the Manager’s expense waivers and reimbursements for the 2-year contractual period and the total operating expenses without waivers for years 3 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Standard
1 year	$92
3 years	$323
5 years	$610
10 years	$1,429

Portfolio turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in the annual series operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 56% of the average value of its portfolio.

What are the Series’ principal investment strategies?

The Series invests in a portfolio of equity securities and writes (sells) call options on those securities. Under normal circumstances, the Series writes (sells) call options on at least 80% of the Series’ total assets (80% policy). The Series normally writes (sells) covered call options listed on US exchanges on the equity securities held by the Series to seek to lower the overall volatility of the Series’ portfolio, protect the Series from market declines and generate income. The call options written (sold) by the Series will generally have an exercise price that is above the market price of the underlying security at the time the option is written (sold). The Series’ equity investments consist primarily of common stocks of large-size US companies (companies over $10 billion in market capitalization), certain of which may pay dividends, and US dollar-denominated equity securities of foreign issuers (i.e., American Depositary Receipts (ADRs)) traded on US securities exchanges. To a lesser extent, the Series may also invest in and write (sell) covered call options on securities of mid- and small-capitalization issuers and exchange-traded funds (ETFs) that track certain market indices, such as the S&P 500. The nature of the Series is such that it may be expected to underperform equity markets during periods of sharply rising equity prices; conversely, the Series seeks to reduce losses relative to equity markets during periods of declining equity prices.

A call option gives the purchaser of the option the right to buy, and the writer, in this case, the Series, the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the underlying security during the option period. Covered call options may be sold up to the number of shares of the equity securities held by the Series.

In selecting investments, Ziegler Capital Management, LLC (ZCM), the Series’ sub-advisor, considers the following, among other criteria: a) companies in an industry with a large market share or significant revenues that fit the Series’ investment strategy; b) companies with new products or new management to replace underperforming management; c) recent or anticipated fundamental improvements in industry environment; and d) companies that are out of favor. Call options written by the Series are designed to create income, lower the overall volatility of the Series’ portfolio and mitigate the impact of market declines. ZCM considers several factors when writing (selling) call options, including the overall equity market outlook, sector and/or industry attractiveness, individual security considerations, and relative and/or historical levels of option premiums. Premiums received for a call option the Series writes will be treated as a short-term capital gain if the option expires.

The Series may sell a security based on the following, among other criteria: a) an actual or anticipated significant decline in an issuer’s profitability and/or a significant negative outlook from management; b) a large appreciation in the stock price that leads to overvaluation relative to itself and its peers historically; c) significant management turnover at the senior level; or d) an industry-wide decrease in demand for an issuer’s products or services. ZCM writes call options based upon its outlook on the economy and stock market and analysis of individual stocks, which can impact the exercise price and expiration of a call option. Generally, higher implied volatility will lead to longer expirations, locking in potentially higher call premiums, whereas lower implied volatility will tend to lead to shorter-dated options. The writing of covered call options may result in frequent trading and a high portfolio turnover rate.

Additionally, from time to time, in pursuing its investment strategies, the Series may hold significant investments (25% or more of its assets) in a specific market sector, including the information technology sector.

What are the principal risks of investing in the Series?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. An investment in the Series may not be appropriate for all investors. The Series’ principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Call options risk — The risk of potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used. By writing covered call options, a series will not benefit from any potential increases in the value of a series asset above the exercise price, but will bear the risk of declines in the value of the asset. Writing call options may expose a series to additional costs. Derivatives may be difficult to sell, unwind or value.

Portfolio turnover risk — High portfolio turnover rates may increase a series’ transaction costs and lower returns.

Exchange-traded fund risk — The risks of investing in an exchange-traded fund (ETF) typically reflect the risks of the types of instruments in which the ETF invests. Because ETFs are investment companies, series will bear their proportionate share of the fees and expenses of an investment in an ETF. As a result, a series’ expenses may be higher and performance may be lower.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as information technology) will decline because of changing expectations for the performance of that industry or sector.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

American depositary receipts risk — ADRs may involve many of the same risks as direct investments in foreign securities, including currency exchange fluctuations, less liquidity, more volatility, different governmental regulations, and the potential for political and economic instability.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a series has valued them.

Active management and selection risk — The risk that the securities selected by a series’ management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

How has Delaware VIP® Covered Call Strategy Series performed?

The bar chart and table below provide some indication of the risks of investing in the Series. The Series adopted the performance of the First Investors Life Series Covered Call Strategy Fund (Predecessor Series) as the result of a reorganization of the Predecessor Series into the Series, which was consummated after the close of business on Oct. 4, 2019 (Reorganization). The Series had not yet commenced operations prior to the Reorganization. The bar chart shows changes in performance from year to year and shows how average annual total returns for the 1-year and lifetime periods compare with those of a broad measure of market performance. The past performance shown (before and after taxes) is not necessarily an indication of how the Series will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.

The returns shown for periods ending on or prior to Oct. 4, 2019 reflect the performance and expenses of the Predecessor Series. The Predecessor Series was reorganized into the Series after the close of business on Oct. 4, 2019. The returns shown for periods after Oct. 4, 2019 reflect the performance and expenses of the Series.

Summary prospectus

You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/vip-performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Calendar year-by-year total return (Standard Class)

During the periods illustrated in this bar chart, the Class’s highest quarterly return was 10.55% for the quarter ended March 31, 2019, and its lowest quarterly return was -12.71% for the quarter ended Dec. 31, 2018.

Average annual total returns for periods ended December 31, 2019

	1 year	Lifetime
Covered Call Strategy Series — Standard Class (lifetime: 5/2/16-12/31/19)	21.37%	6.91%
CBOE S&P 500 BuyWrite Index (reflects no deduction for fees, expenses or taxes)*	15.68%	7.97%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)*	31.49%	15.11%

* The Series changed its broad-based securities index to the CBOE S&P 500 BuyWrite Index as of Oct. 4, 2019. The Series elected to use the new index because it more closely reflected the Series’ investment strategies.

Who manages the Series?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Sub-advisor

Ziegler Capital Management, LLC (ZCM)

Portfolio managers	Title with ZCM	Start date on the Series
Wiley D. Angell	Chief Investment Officer ‑ ZCM's FAMCO Group, Senior Portfolio Manager	October 2019 (Predecessor Series 2016)
Sean C. Hughes, CFA	Senior Portfolio Manager	October 2019 (Predecessor Series 2016)

Purchase and redemption of Series shares

Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as an insurance company), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SMPR-VIP-846 [12/19] 22551 [4/20]